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                                     DEFINED ASSET FUNDSSM
--------------------------------------------
----------------------------------


                              GOVERNMENT SECURITIES INCOME FUND
                              FREDDIE MAC SERIES--12
                              (A UNIT INVESTMENT TRUST)
                              O   PORTFOLIO OF MORTGAGE BACKED SECURITIES
                              O   MONTHLY INCOME DISTRIBUTIONS
                              O   SHORT-INTERMEDIATE TERM



SPONSORS:
Merrill Lynch,
Pierce, Fenner & Smith         -------------------------------------------------
Incorporated                   The Securities and Exchange Commission has not
Salomon Smith Barney Inc.      approved or disapproved these Securities or
PaineWebber Incorporated       passed upon the adequacy of this prospectus. Any
Dean Witter Reynolds Inc.      representation to the contrary is a criminal
Prudential Securities          offense.
Incorporated                   Prospectus dated June 4, 1999.


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--------------------------------------------------------------------------------

Def ined Asset FundsSM
Defined Asset FundsSM is America's oldest and largest family of unit investment trusts, with over $160 billion sponsored over the last 28 years. Defined Asset Funds has been a leader in unit investment trust research and product innovation. Our family of Funds helps investors work toward their financial goals with a full range of quality investments, including municipal, corporate and government bond portfolios, as well as domestic and international equity portfolios.

Defined Asset Funds offer a number of advantages:
   o A disciplined strategy of buying and holding with a long-term view is the cornerstone of Defined Asset Funds.
o Fixed portfolio: Defined Funds follow a buy and hold investment strategy; funds are not managed and portfolio changes are limited.
o Defined Portfolios: We choose the stocks and bonds in advance, so you know what you're investing in.
o Professional research: Our dedicated research team seeks out stocks or bonds appropriate for a particular fund's objectives.
o Ongoing supervision: We monitor each portfolio on an ongoing basis.
No matter what your investment goals, tolerance for risk or time horizon, there's probably a Defined Asset Fund that suits your investment style. Your financial professional can help you select a Defined Asset Fund that works best for your investment portfolio.

THE FINANCIAL INFORMATION IN THIS PROSPECTUS IS AS OF THE EVALUATION DATE, FEBRUARY 28, 1999.


CONTENTS
                                                                PAGE
                                                          -----------
Risk/Return Summary.....................................           3
What You Can Expect From Your Investment................           5
   Monthly Income.......................................           5
   Return Figures.......................................           5
   Records and Reports..................................           5
The Risks You Face......................................           6
   Interest Rate Risk...................................           6
   Prepayment Risk......................................           6
   Reduced Diversification Risk.........................           6
   Litigation Risk......................................           6
Selling or Exchanging Units.............................           6
   Sponsors' Secondary Market...........................           6
   Selling Units to the Trustee.........................           6
   Exchange Option......................................           7
How The Fund Works......................................           7
   Pricing..............................................           7
   Evaluations..........................................           7
   Income...............................................           8
   Expenses.............................................           8
   Portfolio Changes....................................           8
   Fund Termination.....................................           9
   Certificates.........................................           9
   Trust Indenture......................................           9
   Legal Opinion........................................          10
   Auditors.............................................          10
   Sponsors.............................................          10
   Trustee..............................................          10
   Underwriters' and Sponsors' Profits..................          10
   Public Distribution..................................          11
   Code of Ethics.......................................          11
   Year 2000 Issues.....................................          11
Taxes...................................................          11
Supplemental Information................................          13
Financial Statements....................................         D-1

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RISK/RETURN SUMMARY


       1.  WHAT IS THE FUND'S OBJECTIVE?
           The Fund seeks safety of capital and current monthly income, by investing in a portfolio of Freddie Mac securities with an estimated average life of 3 years.
       2.  WHAT ARE FREDDIE MACS?
           Freddie Macs are issued by the Federal Home Loan Mortgage Corporation ('FHLMC' or 'Freddie Mac'). Freddie Macs represent underlying mortgages on one-to four-family houses. FHLMC guarantees the timely monthly payment of principal and interest on the mortgages.
       3.  WHAT IS THE FUND'S INVESTMENT STRATEGY?
        O The Fund plans to hold two issues of Freddie Macs with a current aggregate face amount of $13,327,432. The Fund is a unit investment trust which means that, unlike a mutual fund, the Fund's portfolio is not managed.
        o Freddie Macs are not rated but their credit quality is comparable to AAA-rated bonds.
        o The securities but not the Fund or the units are guaranteed by FHLMC.
        o The Portfolio consists of two issues of Freddie Macs, issued and guaranteed by FHLMC, a federal agency:



                                                  APPROXIMATE
                                                   PORTFOLIO
                                                   PERCENTAGE



           o 7.00% Freddie Macs                              55%
                maturing 06/01/01 to 01/01/02
                                                             45%
           o 7.50% Freddie Macs
                maturing 03/01/01 to 01/01/02



       4.  WHAT ARE THE SIGNIFICANT RISKS?
           YOU CAN LOSE MONEY BY INVESTING IN THE FUND. THIS CAN HAPPEN FOR VARIOUS REASONS, INCLUDING:
        o  Rising interest rates can reduce the price of your units.
        o Assuming no changes in interest rates, when you sell your units, they will generally be worth less than your cost because your cost included a sales fee.
        o Neither the Freddie Macs nor the Fund itself or the units are backed by the U.S. Government or any Federal Home Loan Bank.

        o The Fund will receive early returns of principal when homeowners pay down their mortgages sooner than expected. This happens more often when interest rates fall. If this happens your income will decline and you may not be able to reinvest the money you receive at as high a yield or as long a maturity.
       5.  IS THIS FUND APPROPRIATE FOR YOU?
           Yes, if you want safety of capital and current monthly income. You will benefit from a professionally selected and supervised portfolio of securities fully guaranteed as to principal and interest by FHLMC.
           The Fund is not appropriate for you if you want a speculative investment that changes to take advantage of market movements or if you cannot tolerate early returns of principal.


           DEFINING YOUR INCOME

           WHAT YOU MAY EXPECT (Payable on the 23rd day each month):


           Regular Monthly Income per 1,000 units:           $    2.72
           Annual Income per 1,000 units:                    $   32.74
           RECORD DAY: 17th day of each month
           These figures are estimates on the evaluation date; actual payments may vary.



       6.  WHAT ARE THE FUND'S FEES AND EXPENSES?
           This table shows the costs and expenses you may pay, directly or indirectly, when you invest in the Fund.



           INVESTOR FEES
                                                                3.00%
           Maximum Sales Fee (Load) on new purchases (as a percentage of $1,000 invested)



           Employees of some of the Sponsors and their affiliates may be charged a reduced sales fee of no less than $5.00 per 1,000 Units.
           The maximum sales fee is reduced if you invest at least $100,000, as follows:



                                                     YOUR MAXIMUM
                                                        SALES FEE
                     IF YOU INVEST:                      WILL BE:
           -----------------------------------  -------------------------
           Less than $100,000                                3.00%
           $100,000 to $249,999                              2.75%
           $250,000 to $499,999                              2.50%
           $500,000 to $999,999                              2.25%
           $1,000,000 and over                               2.00%

           Maximum Exchange Fee                              2.00%

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           ESTIMATED ANNUAL FUND OPERATING EXPENSES


                                                        AMOUNT
                                                           PER
                                                    1,000 UNITS
                                                    -----------
                                                     $    0.34
           Trustee's Fee
                                                     $    0.22
           Portfolio Supervision,
           Bookkeeping and
           Administrative Fees
           (including updating
           expenses)
                                                     $    0.10
           Evaluator's Fee
                                                     $    0.29
           Other Operating Expenses
                                                    -----------
                                                     $    0.95
           TOTAL



           The Sponsors historically paid updating expenses.
       7.  IS THE FUND MANAGED?
           Unlike a mutual fund, the Fund is not managed and securities are not sold because of market changes. Rather, experienced Defined Asset Funds financial analysts regularly review the securities in the Fund. The Fund may sell a security if certain adverse credit or other conditions exist.
       8.  HOW DO I BUY UNITS?
           The minimum investment is $250.
           You can buy units from any of the Sponsors and other broker-dealers. The Sponsors are listed later in this prospectus. Some banks may offer units for sale through special arrangements with the Sponsors, although certain legal restrictions may apply.
           UNIT PRICE PER 1,000 UNITS              $493.00
           (as of February 28, 1999)
           Unit price is based on the net asset value of the Fund plus the up-front sales fee. An amount equal to any principal cash, as well as net accrued but undistributed interest on the unit, is added to the unit price. An independent evaluator prices the bonds at 3:30 p.m. Eastern time every business day. Unit price changes every day with changes in the prices of the bonds in the Fund.

       9.  HOW DO I SELL UNITS?
           You may sell your units at any time to any Sponsor or the Trustee for the net asset value determined at the close of business on the date of sale. You will not pay any other fee when you sell your units.
      10.  HOW ARE DISTRIBUTIONS MADE AND TAXED?
           Distributions of ordinary income or capital gain from the Fund will be included in your gross income, but will not be eligible for the dividends-received deduction for corporations. If you have held units for more than one year you may be entitled to a 20% maximum federal tax rate for gains from the disposition of these units. The Fund is not likely to be suitable for foreign investors not engaged in a U.S. trade or business. (See Taxes.)
      11.  WHAT OTHER SERVICES ARE AVAILABLE?
           REINVESTMENT
           You will receive your monthly income in cash unless you choose to compound your income by reinvesting in additional Units of the Fund at a reduced sales fee. Contact your broker, dealer or financial institution. EXCHANGE PRIVILEGES
           You may exchange units of this Fund for units of certain other Defined Asset Funds. You may also exchange into this Fund from certain other funds. We charge a reduced sales fee on exchanges.

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WHAT YOU CAN EXPECT FROM YOUR INVESTMENT

MONTHLY INCOME

The Fund will pay you regular monthly income. Your monthly income may vary because of:
   o prepayments on the underlying mortgages;
   o elimination of one or more securities from the Fund's portfolio because of redemptions or sales; or
   o a change in the Fund's expenses;

Changes in interest rates generally will not affect your monthly income because the portfolio is fixed.

Along with your monthly income, you will receive your share of any available principal.

RETURN FIGURES

We cannot predict your actual return, which will vary with unit price, how long you hold your investment and changes in the portfolio, interest income and expenses.

Estimated Current Return equals the estimated annual cash to be received from the securities in the Fund less estimated annual Fund expenses, divided by the Unit Price (including the maximum sales fee):


 Estimated Annual                  Estimated
 Interest Income        -       Annual Expenses
-------------------------------------------------
                   Unit Price


Estimated Long Term Return is a measure of the estimated return over the estimated life of the Fund. Unlike Estimated Current Return, Estimated Long Term Return reflects maturities, discounts and premiums of the securities in the Fund. It is an average of the yields to maturity of the individual securities in the portfolio, adjusted to reflect the Fund's maximum sales fee and estimated expenses. We calculate the average yield for the portfolio by weighting each security's yield by its market value and the time remaining to the call or maturity date.

Yields on individual securities depend on many factors including general conditions of the bond markets, the size of a particular offering and the maturity and quality rating of the particular issues. Yields can vary among bonds with similar maturities, coupons and ratings.

These return quotations are designed to be comparative rather than predictive.

RECORDS AND REPORTS

You will receive:
o a monthly statement of income payments and any principal payments;
o a notice from the Trustee when new securities are deposited in exchange or substitution for securities originally deposited;
o an annual report on Fund activity; and
o annual tax information. This will also be sent to the IRS. You must report the amount of interest received during the year.

You may request:
o copies of evaluations to enable you to comply with federal and state tax reporting requirements; and
o audited financial statements of the Fund.

You may inspect records of Fund transactions at the Trustee's office during regular business hours.

THE RISKS YOU FACE

INTEREST RATE RISK

Investing involves risks, including the risk that your investment will decline in value if interest rates rise. Generally, securities with longer maturities will change in value more than securities with shorter maturities. The mortgages underlying the Freddie Macs in the Fund are more likely to be prepaid when interest rates decline. This would result in early returns of principal to you and could result in early termination of the Fund. Of course, we cannot predict how interest rates may change.

PREPAYMENT RISK

You may receive payments of principal sooner than expected if many homeowners prepay the mortgages that underly the Freddie Macs. There is no prepayment protection. Interest payments will also decrease as principal is returned.

GUARANTEE RISK

While Freddie Macs issued by a federal agency, the U.S. government does not guarantee these securities. The Fund itself is not guaranteed by FHLMC, only the securities it holds.

REDUCED DIVERSIFICATION RISK

If many investors sell their units, the Fund will have to sell securities. This could reduce the diversification of your investment and increase your share of Fund expenses.

LITIGATION RISK

We do not know of any pending litigation that might have a material adverse effect upon the Fund.

SELLING OR EXCHANGING UNITS

You can sell your units at any time for a price based on net asset value. Your net asset value is calculated each business day by:
   o adding the value of the securities, net accrued interest, cash and any other Fund assets;
   o subtracting accrued but unpaid Fund expenses, unreimbursed Trustee advances, cash held to buy back units or for distribution to investors and any other Fund liabilities; and
   o dividing the result by the number of outstanding units.

Your net asset value when you sell may be more or less than your cost because of sales fees, market movements and changes in the portfolio.

SPONSORS' SECONDARY MARKET

While we are not obligated to do so, we will buy back units at net asset value without any other fee or charge. We may resell the units to other buyers or to the Trustee. You should consult your financial professional for current market prices to determine if other broker-dealers or banks are offering higher prices.

We have maintained a secondary market continuously for over 25 years, but we could discontinue it without prior notice for any business reason.

SELLING UNITS TO THE TRUSTEE

Regardless of whether we maintain a secondary market, you can sell your units to the Trustee at any time by sending the Trustee a letter (with any outstanding certificates if you hold Unit certificates). You must properly endorse your certificates (or execute a written transfer instrument with signatures guaranteed by an eligible institution). Sometimes, additional documents are needed such as a trust document, certificate of corporate authority, certificate of death or appointment as executor, administrator or guardian.

Within seven days after your request and the necessary documents are received, the Trustee will mail a check to you. Contact the Trustee for additional information.

As long as we are maintaining a secondary market, the Trustee will sell your units to us at a price based on net asset value. If there is no secondary market, the Trustee may sell your units in the over-the-counter market for a higher price, but it is not obligated to do so. In that case, you will receive the net proceeds of the sale.

If the Fund does not have cash available to pay you for units you are selling, the agent for the Sponsors will select securities to be sold. Securities will be selected based on market and credit factors. These sales could be made at times when the securities would not otherwise be sold and may result in your receiving less than the unit par value and also reduce the size and diversity of the Fund.

There could be a delay in paying you for your units:
   o if the New York Stock Exchange is closed (other than customary weekend and holiday closings);
   o if the SEC determines that trading on the New York Stock Exchange is restricted or that an emergency exists making sale or evaluation of the bonds not reasonably practicable; and
   o for any other period permitted by SEC order.

EXCHANGE OPTION

You may exchange units of certain Defined Asset Funds for units of this Fund at a maximum exchange fee of 1.25%. You may exchange units of this Fund for units of certain other funds at a reduced sales fee if your investment goals change. To exchange units, you should talk to your financial professional about what funds are exchangeable, suitable and currently available.

Normally, an exchange is taxable and you must recognize any gain or loss on the exchange. However, the IRS may try to disallow a loss if the portfolios of the two funds are not materially different; you should consult your own tax adviser.

We may amend or terminate this exchange option at any time without notice.

HOW THE FUND WORKS

PRICING

The price of a unit includes interest accrued on the securities, less expenses, from the most recent Record Day up to, but not including, the settlement date, which is usually three business days after the purchase date of the unit.

A portion of the price of a unit consists of cash so that the Trustee can provide you with regular monthly income. When you sell your units you will receive your share of this cash.

EVALUATIONS

An independent Evaluator values the securities on each business day (excluding Saturdays, Sundays and the following holidays as observed by the New York Stock
Exchange: New Year's Day, Presidents' Day, Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas; and the following federal holidays: Columbus Day and Veterans Day). Values are based on current bid or offer prices for the securities or comparable bonds. In the past, the difference between bid and offer prices of Freddie Mac securities of the type in this Fund has ranged between 1/4 to 1/2 of 1%.

INCOME

The Trustee credits interest to an Income Account and other receipts to a Capital Account. The Trustee may establish a Reserve Account by withdrawing from these accounts amounts it considers appropriate to pay any material liability. These accounts do not bear interest.

EXPENSES

The Trustee is paid monthly. It also benefits when it holds cash for the Fund in non-interest bearing accounts. The Trustee may also receive additional amounts:
   o to reimburse the Trustee for the Fund's operating expenses;
   o for extraordinary services and costs of indemnifying the Trustee and the Sponsors;
   o costs of actions taken to protect the Fund and other legal fees and expenses;
   o expenses for keeping the Fund's registration statement current; and
   o Fund termination expenses and any governmental charges.

The Sponsors are currently reimbursed up to 45 cents per $1,000 face amount annually for providing portfolio supervisory, bookkeeping and administrative services and for any other expenses properly chargeable to the Fund. Legal, typesetting, electronic filing and regulatory filing fees and expenses associated with updating the Portfolio's registration statement yearly are also now chargeable to the Portfolio. While this fee may exceed the amount of these costs and expenses attributable to this Fund, the total of these fees for all Series of Defined Asset Funds will not exceed the aggregate amount attributable to all of these Series for any calendar year. The Fund also pays the Evaluator's fees.

The Trustee's, Sponsors' and Evaluator's fees may be adjusted for inflation without investors' approval.

The Sponsors will pay advertising and selling expenses at no charge to the Fund. If Fund expenses exceed initial estimates, the Fund will owe the excess. The Trustee has a lien on Fund assets to secure reimbursement of Fund expenses and may sell bonds if cash is not available.

PORTFOLIO CHANGES

The Sponsors and Trustee are not liable for any default or defect in a security.

Unlike a mutual fund, the portfolio is designed to remain intact and we may keep securities in the portfolio even if their credit quality declines or other adverse financial circumstances occur. However, we may sell a security in certain cases if we believe that certain adverse credit or certain other conditions exist.

If we maintain a secondary market in units but are unable to sell the units that we buy in the secondary market, we will redeem units, which will affect the size and composition of the portfolio. Units offered in the secondary market may not represent the same face amount of securities that they did originally.

We decide whether or not to offer units for sale that we acquire in the secondary market after reviewing:
   o diversity of the portfolio;
   o size of the Fund relative to its original size;
   o ratio of Fund expenses to income;
   o current and long-term returns;

   o degree to which units may be selling at a premium over par; and
   o cost of maintaining a current prospectus.

FUND TERMINATION

The Fund will terminate following the stated maturity or sale of the last security in the portfolio. The Fund may also terminate earlier with the consent of investors holding 51% of the units or if total assets of the Fund have fallen below 40% of the face amount of securities deposited. We will decide whether to terminate the Fund early based on the same factors used in deciding whether or not to offer units in the secondary market.

When the Fund is about to terminate you will receive a notice, and you will be unable to sell your units after that time. On or shortly before termination, we will sell any remaining securities, and you will receive your final distribution. Any security that cannot be sold at a reasonable price may continue to be held by the Trustee in a liquidating trust pending its final sale.

You will pay your share of the expenses associated with termination, including brokerage costs in selling securities. This may reduce the amount you receive as your final distribution.

CERTIFICATES

Certificates for units are issued on request. You may transfer certificates by complying with the requirements for redeeming certificates, described above. You can replace lost or mutilated certificates by delivering satisfactory indemnity and paying the associated costs.

TRUST INDENTURE

The Fund is a 'unit investment trust' governed by a Trust Indenture, a contract among the Sponsors, the Trustee and the Evaluator, which sets forth their duties and obligations and your rights. A copy of the Indenture is available to you on request to the Trustee. The following summarizes certain provisions of the Indenture.

The Sponsors and the Trustee may amend the Indenture without your consent:
   o to cure ambiguities;
   o to correct or supplement any defective or inconsistent provision;
   o to make any amendment required by any governmental agency; or
   o to make other changes determined not to be materially adverse to your best interest (as determined by the Sponsors).
Investors holding 51% of the units may amend the Indenture. Every investor must consent to any amendment that changes the 51% requirement. No amendment may reduce your interest in the Fund without your written consent.

The Trustee may resign by notifying the Sponsors. The Sponsors may remove the Trustee without your consent if:
   o it fails to perform its duties and the Sponsors determine that its replacement is in your best interest; or
   o it becomes incapable of acting or bankrupt or its affairs are taken over by public authorities.

Investors holding 51% of the units may remove the Trustee. The Evaluator may resign or be removed by the Sponsors and the Trustee without the consent of investors. The resignation or removal of either becomes effective when a successor accepts appointment. The Sponsors will try to appoint a successor promptly; however, if no successor has accepted within 30 days after notice of resignation, the resigning Trustee or Evaluator may petition a court to appoint a successor.

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Any Sponsor may resign as long as one Sponsor with a net worth of $2 million remains and agrees to the resignation. The remaining Sponsors and the Trustee may appoint a replacement. If there is only one Sponsor and it fails to perform its duties or becomes bankrupt the Trustee may:
   o remove it and appoint a replacement Sponsor;
   o liquidate the Fund; or
   o continue to act as Trustee without a Sponsor.

Merrill Lynch, Pierce, Fenner & Smith Incorporated acts as agent for the
Sponsors.

The Trust Indenture contains customary provisions limiting the liability of the Trustee, the Sponsors and the Evaluator.

LEGAL OPINION

Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York 10017, as special counsel for the Sponsors, has given an opinion that the units are validly issued.

AUDITORS

Deloitte & Touche LLP, 2 World Financial Center, New York, New York 10281, independent accountants, audited the Statement of Condition included in this prospectus.

SPONSORS

The Sponsors are:

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED (a wholly-owned subsidiary of Merrill Lynch & Co., Inc.)
P.O. Box 9051,
Princeton, NJ 08543-9051

SALOMON SMITH BARNEY INC. (an indirectly wholly-owned subsidiary of Citigroup Inc.)
388 Greenwich Street--23rd Floor,
New York, NY 10013

DEAN WITTER REYNOLDS INC. (a principal operating subsidiary of Morgan Stanley Dean Witter & Co.)
Two World Trade Center--59th Floor,
New York, NY 10048
PRUDENTIAL SECURITIES INCORPORATED (an
indirect wholly-owned subsidiary of the
Prudential Insurance Company of America)
One New York Plaza
New York, NY 10292
PAINEWEBBER INCORPORATED (a wholly-owned subsidiary of PaineWebber Group Inc.) 1285 Avenue of the Americas,
New York, NY 10019

Each Sponsor is a Delaware corporation and it, or its predecessor, has acted as sponsor to many unit investment trusts. As a registered broker-dealer each Sponsor buys and sells securities (including investment company shares) for others (including investment companies) and participates as an underwriter in various selling groups.

TRUSTEE

The Chase Manhattan Bank, Unit Investment Trust Departament, 4 New York Plaza--6th Floor, New York, New York 10004, is the Trustee. It is supervised by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve System and New York State banking authorities.

UNDERWRITERS' AND SPONSORS' PROFITS

Underwriters receive sales charges when they sell units. The Sponsors also realized a profit or loss on the initial deposit of the securities. Any cash made available by you to the Sponsors before the settlement date for those units may be used in the Sponsors' businesses to the extent permitted by federal law and may benefit the Sponsors.

In maintaining a secondary market, the Sponsors will also realize profits or sustain losses in the amount of any difference between the prices at which they buy units and the prices at which they resell or redeem them.

PUBLIC DISTRIBUTION

The Sponsors do not intend to qualify units for sale in any foreign countries. This prospectus does not constitute an offer to sell units in any country where units cannot lawfully be sold.

CODE OF ETHICS

Merrill Lynch, as agent for the Sponsors, has adopted a code of ethics requiring preclearance and reporting of personal securities transactions by its employees with access to information on portfolio transactions. The goal of the code is to prevent fraud, deception or misconduct against the Fund and to provide reasonable standards of conduct.

YEAR 2000 ISSUES

Many computer systems were designed in such a way that they may be unable to distinguish between the year 2000 and the year 1900 (commonly known as the 'Year 2000 Problem'). We do not expect that the computer system changes necessary to prepare for the Year 2000 will cause any major operational difficulties for the Fund. The Year 2000 Problem may adversely affect the issuers of the securities contained in the Portfolio, but we cannot predict whether any impact will be material to the Portfolio as a whole.

TAXES

The following summary describes some of the important income tax consequences of holding units. It assumes that you are not a dealer in securities, financial institution, insurance company or other investor with special circumstances. You should consult your own tax adviser about your particular circumstances.

In the opinion of our counsel, under existing law:

TAXATION OF THE FUND

The Fund intends to qualify and elect to be treated as a 'regulated investment company.' Qualification and election as a 'regulated investment company' involves no supervision of investment policy or management by any governmental agency. It is anticipated that the Fund will not be subject to federal income tax or the 4% excise tax on certain undistributed income of 'regulated investment companies' because the Indenture requires the Fund to distribute in a timely manner the required percentage of its taxable income to qualify for exemption from these taxes.

DISTRIBUTIONS

Generally, distributions of the Fund's interest income, ordinary gain and any net short-term capital gain will be taxable to you as ordinary income. It is anticipated that almost all distributions of the Fund's net capital gains will be designated as capital gain dividends, which will be taxable to you as long-term capital gain regardless of how long you have held your units. However, if the Fund terminates in less than one year, the Fund will not distribute any capital gain dividends. Distributions that exceed the Fund's taxable income will be treated as a return of capital and will reduce your basis in your units and, to the extent such distributions exceed your basis, will be treated as a gain from the sale of your units (as discussed below). Distributions that are taxable to you as ordinary income will be treated as dividends for federal income tax purposes but will not give rise to a dividends-received deduction for corporations. Distributions that are taxable to you as long-term capital gains may be eligible for a 20% maximum federal tax rate. You should consult your tax adviser in this regard.

Although all or part of the Fund's taxable income for a calendar year may be distributed shortly after the end of the calendar year, you will be treated for federal income tax purposes as having received this distribution during the calendar year. Distributions may also be subject to state and local taxation and you should consult your tax adviser in this regard.

You will be taxed in the manner described above regardless of whether you actually receive distributions from the Fund or you elect to have distributions automatically reinvested.

INCOME OR LOSS UPON DISPOSITION

You will generally recognize capital gain or loss when you dispose of your units (by sale, redemption or otherwise). If securities are distributed to you when you redeem your units, you will generally recognize gain or loss in an amount equal to the difference between your basis in your units and the fair market value of those securities. Any capital gain or loss will be long-term if you have held your units for more than one year and short-term if you have held your units for one year or less. However, any capital loss on the sale or redemption of a unit you have held for six months or less will be a long-term capital loss to the extent of any capital gain dividends previously distributed to you by the Fund. The deduction for capital losses is subject to limitations. If you have held your units for more than one year, you may be entitled to a 20% maximum federal tax rate for gains from the disposition of those units. You should consult your tax adviser in this regard.

Payments of principal on underlying mortgages or sales of securities by the Fund may give rise to gain to the Fund. The amount of gain will be based upon the cost of the security to the Fund (without regard to the value of the security when you purchased your units). Distributions of this gain generally will be taxable to you and generally will not reduce your basis in your units. Accordingly, you may have a corresponding capital loss (or a reduced amount of gain) on a subsequent sale or redemption of your Units.

TAX REPORTING

The federal tax status of each year's distributions will be reported to you and to the Internal Revenue Service.

FOREIGN INVESTORS

The above discussion relates only to the federal income tax status of the Fund and to the tax treatment of distributions by the Fund to U.S. investors. If you are not a U.S. citizen or resident, you should be aware that Fund distributions generally will be subject to a withholding tax of 30% (or a lower applicable treaty rate). Because interest income of the type received by the Fund generally would not have been subject to withholding if you had received it directly, an investment in the Fund is likely to be appropriate for you only when you can use a foreign tax credit or corresponding tax benefit in respect of the withholding taxes. You should consult your tax adviser to determine whether investment in the Fund is appropriate for you.

RETIREMENT PLANS

You may wish to purchase units for an Individual Retirement Account (IRA) or other retirement plan. Generally, capital gains and income received in each of these plans are exempt from federal taxation. All distributions from such plans are generally treated as ordinary income but may, in some cases, be eligible for tax-deferred rollover treatment. You should consult your attorney or tax adviser abou the specific tax rules relating to these plans are offered by brokerage firms, including ths Sponsors of this Fund, and other financial institutions. Fees and charges with respect to such plans may vary.

SUPPLEMENTAL INFORMATION

You can receive at no cost supplemental information about the Fund by calling the Trustee. The supplemental information includes more detailed risk disclosure about the Freddie Macs that may be in the Fund's portfolio and general information about the structure and operation of the Fund. The supplemental information is also available from the SEC.

          DEFINED ASSET FUND - GOVERNMENT SECURITIES INCOME FUND,
          FREDDIE MAC SERIES - 12

          REPORT OF INDEPENDENT ACCOUNTANTS

          The Sponsors, Trustee and Holders
          of Defined Asset Funds - Government Securities Income Fund, Freddie Mac Series - 12:

          We have audited the accompanying statement of condition of Defined Asset Funds - Government Securities Income Fund, Freddie Mac Series - 12 including the portfolio, as of February 28, 1999 and the related statements of operations and of changes in net assets for the years ended February 28, 1999, 1998 and 1997. These financial statements are the responsibility of the Trustee. Our responsibility is to express an opinion on these financial statements based on our audits.

          We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Securities owned at February 28, 1999, as shown in such portfolio, were confirmed to us by The Chase Manhattan Bank, the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Trustee, as well as evaluating the overall financial statement presentation.
          We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Defined Asset Funds - Government Securities Income Fund, Freddie Mac Series - 12 at February 28, 1999 and the results of its operations and changes in its net assets for the above-stated years in conformity with generally accepted accounting principles.


          DELOITTE & TOUCHE LLP

          New York, N.Y.
          April 21, 1999






                                                      D - 1.

     DEFINED ASSET FUND - GOVERNMENT SECURITIES INCOME FUND,
     FREDDIE MAC SERIES - 12

     STATEMENT OF CONDITION
     As of February 28, 1999

     TRUST PROPERTY:
       Investment in marketable securities -
 20     at value (cost $ 13,472,093 )(Note 1)........                                                 $13,665,705
 36  Accrued interest ...............................                                                      80,260
 32  Cash - income ..................................                                                         323
 34  Cash - principal ...............................                                                         150
                                                                                                        -----------
 40    Total trust property .........................                                                  13,746,438


     LESS LIABILITIES:
 51  Accrued Sponsors' fees .........................                                 $     1,102
143  Trustee's fees and expenses payable ............                                       1,745           2,847
                                                                                        -----------     -----------


     NET ASSETS, REPRESENTED BY:
 80  28,576,344 units of fractional undivided
 80     interest outstanding (Note 3)................                                  13,665,855

105  Undistributed net investment income ............                                      77,736     $13,743,591
                                                                                        -----------     ===========

130UNIT VALUE ($ 13,743,591 / 28,576,344 units ).....                                                 $    .48094
                                                                                                        ===========


                               See Notes to Financial Statements.


                                                      D - 2.

     DEFINED ASSET FUND - GOVERNMENT SECURITIES INCOME FUND,
     FREDDIE MAC SERIES - 12

     STATEMENTS OF OPERATIONS




                                                                        Years Ended February 28,
                                                                        1999              1998              1997
                                                                        ----              ----              ----


     INVESTMENT INCOME:
 10  Interest income ........................                     $ 1,208,631       $ 1,801,088       $ 2,314,972
 20  Trustee's fees and expenses ............                         (23,882)          (31,542)          (41,532)
 30  Sponsors' fees .........................                          (8,344)           (9,863)           (9,073)
                                                                    ------------------------------------------------
 40  Net investment income ..................                       1,176,405         1,759,683         2,264,367
                                                                    ------------------------------------------------


     REALIZED AND UNREALIZED GAIN (LOSS)
       ON INVESTMENTS:
       Realized (loss) on
 50    securities sold or redeemed ..........                         (54,778)          (67,410)          (60,505)
       Unrealized appreciation (depreciation)
 60    of investments .......................                         (60,282)          440,082          (163,230)
                                                                    ------------------------------------------------
       Net realized and unrealized
 70    gain (loss) on investments ...........                        (115,060)          372,672          (223,735)
                                                                    ------------------------------------------------


     NET INCREASE IN NET ASSETS
 80  RESULTING FROM OPERATIONS ..............                     $ 1,061,345       $ 2,132,355       $ 2,040,632
                                                                    ================================================





                                See Notes to Financial Statements.











                                                      D - 3.


     DEFINED ASSET FUND - GOVERNMENT SECURITIES INCOME FUND,
     FREDDIE MAC SERIES - 12


     STATEMENTS OF CHANGES IN NET ASSETS




                                                                        Years Ended February 28,
                                                                        1999              1998              1997
                                                                        ----              ----              ----


     OPERATIONS:
 10  Net investment income ..................                     $ 1,176,405       $ 1,759,683       $ 2,264,367
       Realized (loss) on
 20    securities sold or redeemed ..........                         (54,778)          (67,410)          (60,505)
       Unrealized appreciation (depreciation)
 30    of investments .......................                         (60,282)          440,082          (163,230)
                                                                    ------------------------------------------------
       Net increase in net assets
 40    resulting from operations ............                       1,061,345         2,132,355         2,040,632
                                                                    ------------------------------------------------
     DISTRIBUTIONS TO HOLDERS (Note 2):
 50  Income  ................................                      (1,213,502)       (1,790,299)       (2,236,928)
 60  Principal ..............................                      (5,980,805)       (4,315,180)       (4,346,495)
                                                                    ------------------------------------------------
 70  Total distributions ....................                      (7,194,307)       (6,105,479)       (6,583,423)
                                                                    ------------------------------------------------
     SHARE TRANSACTIONS:
 76  Subscription amounts ...................                                                           9,539,006
 82  Redemption amounts - income ............                          (8,872)          (17,489)          (11,772)
 83  Redemption amounts - principal .........                      (1,733,515)       (3,793,755)       (2,598,279)
                                                                    ------------------------------------------------
 84  Total share transactions ...............                      (1,742,387)       (3,811,244)        6,928,955
                                                                    ------------------------------------------------

 90NET INCREASE (DECREASE) IN NET ASSETS ....                      (7,875,349)       (7,784,368)        2,386,164

100NET ASSETS AT BEGINNING OF YEAR ..........                      21,618,940        29,403,308        27,017,144
                                                                    ------------------------------------------------
110NET ASSETS AT END OF YEAR ................                     $13,743,591       $21,618,940       $29,403,308
                                                                    ================================================
     PER UNIT:
       Income distributions during
120    year .................................                     $    .04051       $    .05244       $    .06049
                                                                    ================================================
       Principal distributions during
130    year .................................                     $    .20032       $    .12752       $    .11919
                                                                    ================================================
       Net asset value at end of
140    year .................................                     $    .48094       $    .68640       $    .80333
                                                                    ================================================
     TRUST UNITS:
       Issued during year .....................                                                          10,802,301
 83  Redeemed during year ...................                       2,920,000         5,105,291         3,212,000
150  Outstanding at end of year .............                      28,576,344        31,496,344        36,601,635
                                                                    ================================================



                                       See Notes to Financial Statements.


                                                      D - 4.

          DEFINED ASSET FUND - GOVERNMENT SECURITIES INCOME FUND,
          FREDDIE MAC SERIES - 12

          NOTES TO FINANCIAL STATEMENTS

     1.   SIGNIFICANT ACCOUNTING POLICIES

     The Fund is registered under the Investment Company Act of 1940 as a Unit Investment Trust. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

           (A) Securities are stated at value as determined by the Evaluator based on bid side evaluations for the securities.

           (B) The Fund is not subject to income taxes. Accordingly, no provision for such taxes is required.

           (C)      Interest income is recorded as earned.

     2.   DISTRIBUTIONS

     Distributions of combined interest and principal (plus any prepayments and redemption proceeds) are made to Holders each month. Receipts other than interest and principal paydowns, after deductions for redemptions and applicable expenses, are also distributed periodically.

     3.   NET CAPITAL


  8     Original Units and Unit Cost at Date of Deposit ...........                   39,813,635      38,991,779
 10     Cost of 28,576,344 units at Date of Deposit ................                                  $27,993,966
 20     Less sales charge ..........................................                                      909,804
                                                                                                        -----------
 25     Net amount applicable to Holders ...........................                       .9477826  27,084,162
 31     Redemptions of units - net cost of 11,237,291 units redeemed
143       less redemption amounts (principal).......................                                    2,524,958
 40     Realized loss on securities sold or redeemed ...............                                     (204,039)
 50     Principal distributions ....................................                                  (15,932,838)
 70     Unrealized appreciation of investments......................                                      193,612
                                                                                                        -----------

 80     Net capital applicable to Holders ..........................                                  $13,665,855
                                                                                                        ===========

     4.   INCOME TAXES

     As of February 28, 1999, unrealized appreciation of investments,based on cost for Federal income tax purposes, aggregated $ 193,612, all of which related to appreciated securities. The cost of investment securities for federal income tax purposes approximates the amount shown in the accompanying financial statements at February 28, 1999. D - 5.

     DEFINED ASSET FUND - GOVERNMENT SECURITIES INCOME FUND,
     FREDDIE MAC SERIES - 12
     PORTFOLIO
     As of February 28, 1999

                                                              Range of
                                                 Interest       Stated             Face
        Security  Description                        Rate     Maturities         Amount            Cost          Value(1)
     ---------------------------------             ------   -------------- ---------------  ---------------  ---------------


   1 Federal Home Loan Gold Mortgage                   7.000%    06/01/01      $     7,287,262  $     7,320,784  $     7,437,788
     Participation Certificates                                 to               185210700
                                                             01/01/02

   2 Federal Home Loan Gold Mortgage               7.500     03/01/01            6,040,170        6,151,309        6,227,917
     Participation Certifieates                                 to               185210750
                                                             01/01/02

                                                                                ----------       ----------       ----------
     TOTAL                                                                $     13,327,432 $     13,472,093  $    13,665,705
                                                                                ==========       ==========       ==========



  (1) See Note 1 to Financial Statements.

   (2) On the Dates of Deposit, the range of stated maturities were as follows:

       7.00% FHLMC - 01/15/09 to 01/15/10
       7.50% FHLMC - 01/15/09 to 01/15/10






                                                              D - 6.

                             Defined
                             Asset FundsSM


HAVE QUESTIONS ?                         GOVERNMENT SECURITIES INCOME FUND
Request the most recent free             FREDDIE MAC SERIES--12
Information Supplement                   (A Unit Investment Trust)
that gives more details about            ---------------------------------------
the Fund, by calling:                    This Prospectus does not contain
The Chase Manhattan Bank                 complete information about the
1-800-323-1508                           investment company filed with the
                                         Securities and Exchange Commission in
                                         Washington, D.C. under the:
                                         o Securities Act of 1933 (file no.
                                         33-56849) and
                                         o Investment Company Act of 1940 (file
                                         no. 811-2810).
                                         TO OBTAIN COPIES AT PRESCRIBED RATES--
                                         WRITE: Public Reference Section of the
                                         Commission
                                         450 Fifth Street, N.W., Washington,
                                         D.C. 20549-6009
                                         CALL: 1-800-SEC-0330.
                                         VISIT: http://www.sec.gov.
                                         ---------------------------------------
                                         No person is authorized to give any
                                         information or representations about
                                         this Fund not contained in this
                                         Prospectus or the Information
                                         Supplement, and you should not rely on
                                         any other information.
                                         ---------------------------------------
                                         When units of this Fund are no longer
                                         available, this Prospectus may be used
                                         as a preliminary prospectus for a
                                         future series, but some of the
                                         information in this Prospectus will be
                                         changed for that series.
                                         Units of any future series may not be
                                         sold nor may offers to buy be accepted
                                         until that series has become effective
                                         with the Securities and Exchange
                                         Commission. No units can be sold in any
                                         State where a sale would be illegal.


                                                      15082--6/99